GE FUNDS
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                        REVISIONS DATED FEBRUARY 9, 1996
                      TO PROSPECTUS DATED JANUARY 26, 1996



The following information supplements the corresponding information set forth on pages 11 and 35 of the Funds' Prospectus:

Class C Shares - Additional Eligible Investors. Effective through December 31, 1996, Class C shares are available for purchase by any beneficial owner, other than a Class D eligible investor or a Class A Retirement Plan investor (as defined on page 33 of the Prospectus), who makes such purchase exclusively through the Distributor and not through an Authorized Firm. In addition, any such investors may make additional purchases of Class C shares beyond December 31, 1996, provided the investor maintains an account with the Trust in its, his or her name at the time of such additional purchase and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such investor. See "Purchase of Shares -- Class C Shares" in the Prospectus for other eligible investors in Class C Shares.